P R O S P E C T U S
March 31, 2023, as supplemented April 11, 2023
PIA Short-Term Securities Fund
Advisor Class (PIASX)
(the “Fund”)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
PIA Short-Term Securities Fund (the “Fund”)
Investment Objective
The Fund’s investment objective is to seek a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.43%
Less: Fee Waiver(1)	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver	0.39%
(1)Pacific Income Advisers, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to the extent necessary to limit Total Annual Fund Operating Expenses for the Fund (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 0.39% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least March 29, 2024, and may be terminated only by Board of Trustees (the “Board” or the “Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower. AFFE are the indirect costs of investing in other investment companies, such as a money market funds.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). You may be required to pay brokerage commissions on your purchases and sales of Advisor Class shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$134	$237	$538
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund is a diversified investment company that normally invests at least 80% of its net assets in short-term securities having a duration of less than three years. Under normal market conditions, the Fund purchases securities rated BBB- and/or Baa3 or better by a Nationally Recognized Statistical Rating Organization (“NRSRO”).
The Fund primarily invests in securities issued or guaranteed by the U.S. government and its agencies (including U.S. Treasury Notes), investment grade mortgage-backed securities (including commercial mortgage-backed securities and residential mortgage-backed securities), and investment grade debt securities (including corporate debt securities, asset-backed securities and collateralized mortgage obligations). The Fund may also invest in Rule 144A securities.
The Fund may invest up to 10% of its net assets in other investment companies (mutual funds and exchange-traded funds (“ETFs”)), including in any mutual fund advised by the Adviser (a “PIA Fund”), provided that investment in an investment company that predominantly invests in high yield (‘junk bond”) securities will count towards the Fund’s limitation of no more than 5% of the Fund’s net assets invested in high yield securities. To the extent that the Fund invests in a PIA Fund, the Adviser will waive any management fee charged by the PIA Fund.
Duration is a measure of a debt security’s price sensitivity. Higher duration indicates bonds that are more sensitive to interest rate changes. Bonds with shorter duration have lower risk associated with interest rates. Duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the Fund portfolio will generally range from six months on the short end to three years on the long end.
In selecting investments for the Fund, the Adviser primarily will consider credit quality, duration and yield.
Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•U.S. Government Securities Risk. Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
•Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.
•Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.
•Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
•Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.
•Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of mortgage-backed securities.
•Extension Risk. An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease.
•Risks Associated with Asset-Backed Securities. These include General Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above). During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Risks Associated with Mortgage-Backed Securities. These include General Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above) as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.
•Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
•Adjustable Rate and Floating Rate Securities Risks. Although the fluctuations in value of adjustable and floating rate instruments should be minimized as a result of changes in market interest rates compared to fixed-rate debt instruments, because such floating rates only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Fund.
•Risks Associated with Inflation and Deflation. Inflation risk is the risk that increasing prices throughout the economy may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time – the opposite of inflation.
•ETF and Mutual Fund Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•High Yield Securities Risk. Securities with ratings lower than BBB- or Baa3 are known as “high yield” securities (commonly known as “junk bonds”). High yield securities typically carry higher coupon rates than investment grade securities, but also are considered as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.
Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.pacificincome.com/mutual-funds or by calling the Fund toll-free at 1-800-251-1970.

Calendar Year Total Returns as of December 31
During the period shown on the bar chart, the Fund’s highest total return for a quarter was 1.36% (quarter ended June 30, 2020) and the lowest total return for a quarter was -1.40% (quarter ended March 31, 2022).

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Years	10 Years
PIA Short-Term Securities Fund
Return Before Taxes	-1.01%	1.02%	0.84%
Return After Taxes on Distributions	-1.58%	0.44%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	-0.60%	0.54%	0.43%
ICE BofA 1-Year U.S. Treasury Note Index (1) (reflects no deduction for fees, expenses or taxes)	-1.02%	1.09%	0.74%
(1)    In previous years, the Fund utilized the same benchmark “without transactions costs.” Going forward, the Fund will compare its returns to the index “with transactions costs.” Index returns include transactions costs, which may be higher or lower than the actual transaction costs incurred by the Fund.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Pacific Income Advisers, Inc. is the investment adviser of the Fund.
Portfolio Managers: The following individuals serve as the Fund’s portfolio managers:

Portfolio Managers	Years of Service with the Fund	Primary Title with the Adviser
Rory Hargaden	5	Vice President, Credit Research/Portfolio Manager
Lloyd McAdams, CFA, CEBS	15	President
Hsin Tong	5	Vice President, Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (PIA Short-Term Securities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-251-1970, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$1,000	$50
Retirement Accounts	$100	$50
Automatic Investment Plan	$50	$50
Tax Information
Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement such as an IRA or 401(k) plan. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
The Fund will normally invest at least 80% of its net assets in short-term securities having a duration of less than three years. This non-fundamental policy may only be changed upon 60 days’ prior written notice to shareholders.
The Fund considers a bond to be any debt instrument other than a money market debt instrument. Please remember that an investment objective is not a guarantee and there is no assurance that the Fund’s investment objectives can be achieved. An investment in the Fund might not earn income and investors could lose money.
How We Invest Our Assets – First We Target Portfolio Duration
In assembling the Fund’s portfolio, the Adviser first determines a target duration for the Fund. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond’s maturity and its duration. A 5% coupon bond having a ten-year maturity will have a duration of approximately 7.8 years. Similarly, a 5% coupon bond having a three-year maturity will have a duration of approximately 2.8 years. The weighted average duration of the Fund’s portfolio will generally range from six months to three years. The actual duration for the Fund will depend on the Adviser’s outlook on the shape of the yield curve of fixed income securities.
How We Invest our Assets – Next We Allocate Among Asset Classes
The Fund primarily invests in securities issued or guaranteed by the U.S. government and its agencies (including U.S. Treasury Notes), investment grade mortgage-backed securities (including commercial mortgage-backed securities and residential mortgage-backed securities), and investment grade debt securities, such as corporate debt securities, asset-backed securities and collateralized mortgage obligations. The Fund may also invest in Rule 144A securities. The Adviser will allocate the Fund’s assets between these broad asset classes depending on the relative investment attractiveness of these classes. Among the U.S. government securities that the Fund may purchase are “mortgage-backed securities” of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States.
How We Invest Our Assets – Finally We Select Individual Securities
After having determined the target duration and allocation among asset classes for the Fund, the Adviser looks for the most attractive yields in the various asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons, securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. The Adviser will attempt to take advantage of the yield differentials among sectors.
The Adviser may sell a security as part of its overall investment decision to reposition assets into a more attractive security or to implement a change in maturity and quality to the overall portfolio.

Other Investment Companies
The Fund may invest up to 10% of its net assets in other investment companies (mutual funds and ETFs), including in any PIA Fund, provided that investment in an investment company that predominantly invests in high yield securities will count towards the Fund’s limitation of no more than 5% of the Fund’s net assets invested in high yield securities. To the extent that the Fund invests in a PIA Fund, the Adviser will waive any management fee charged by the PIA Fund.
Temporary Defensive Investment Strategies
For temporary defensive purposes, in response to adverse market, economic, political or other conditions, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objectives. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Portfolio Turnover
The Adviser actively trades the Fund’s portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average portfolio value within a one-year period.) Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income tax rates for Federal income tax purposes, rather than at lower capital gains tax rates.
Risks
There are a number of risks associated with the various securities in which the Fund will at times invest. These include:
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.
•U.S. Government Securities Risk. Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
Events surrounding the United States federal government debt ceiling and future downgrades of the credit ratings on the United States by ratings agencies could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.

•Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk through its investments in debt securities and derivatives, including various types of swaps, futures, and options. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

•Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Fixed-income instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed-income instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Over the past several years, the Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the Federal Reserve, which has raised, and may continue to raise, interest rates. If interest rates rise, the Fund’s yield may not increase proportionately, and the maturities of fixed income securities that have the ability to be prepaid or called by the issuer may be extended. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
•Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.
•Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of mortgage-backed securities.
•Extension Risk. An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease.
•Risks Associated with Asset-Backed Securities. These include Market and Regulatory Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above). Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. These securities also are subject to risk of default on the underlying assets, particularly during a period of economic downturn.
•Risks Associated with Mortgage-Backed Securities. These include Market and Regulatory Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above) as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and a Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

•Liquidity Risk. Certain fixed income securities or derivative instruments held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities or instruments longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security or instrument at a particular time and price.
•Adjustable Rate and Floating Rate Securities Risks. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value. A sudden and extreme increase in prevailing interest rates may cause adjustable and fixed-rate debt securities to decline in value because:
◦There may be a time lag between the increases in market rates and an increase in the interest paid on the adjustable or floating rate security;
◦There may be limitations on the permitted increases in the interest paid on the adjustable or floating rate security so that the interest paid does not keep pace with increases in market interest rates; or
◦The duration of adjustable rate securities which are mortgage-backed securities may increase because of slowing of prepayments causing investors to consider these securities to be longer term securities.
•Risks Associated with Inflation and Deflation. Inflation risk is the risk that increasing prices throughout the economy may erode the purchasing power of an investment over time. As inflation increases, the value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
•ETF and Mutual Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, such ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. The Fund also will incur brokerage costs when it purchases ETFs. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
•High Yield Securities Risk. High yield securities (or “junk bonds”) provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities typically carry higher coupon rates than investment grade bonds, but also are described as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value per share.
PORTFOLIO HOLDINGS INFORMATION
A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at www.pacificincome.com/mutual-funds.

MANAGEMENT OF THE FUND
Investment Adviser
Pacific Income Advisers, Inc., located at 2321 Rosecrans Avenue, Suite 1260, El Segundo, California 90245, is the investment adviser to the Fund. The Adviser has been in business since 1987. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund, making the decisions as to which securities to buy and which securities to sell. The Fund is contractually obligated to pay the Adviser an annual investment management fee equal to 0.20% of average daily net assets.
For the fiscal year ended November 30, 2022, the Adviser received net management fees (after management fee waivers) as a percentage of average daily net assets of 0.16% from the Fund.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement is included in the Fund’s most recent semi-annual report to shareholders.
Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio.
Rory Hargaden, CFA, Vice President, Credit Research Analyst/Portfolio Manager
Mr. Hargaden is a portfolio manager of the Fund. Mr. Hargaden is a portfolio manager and credit research analyst, where he specializes in the financial institution and utility sectors, asset-backed and commercial mortgage-backed securities and municipal bonds. Mr. Hargaden’s prior experience at PIA includes managing fixed income trading. Prior to joining PIA in 1989, Mr. Hargaden served in the Audit and Tax Services divisions of Ernst & Whinney and KPMG Peat Marwick. He earned a Bachelor of Science degree in Business Administration and an M.B.A. from the University of Southern California.

Lloyd McAdams, CFA, CEBS, President
Mr. McAdams is President and portfolio manager at PIA, having previously served as Chief Investment Officer. Prior to joining PIA in 1986, Mr. McAdams held the position of President of Security Pacific Investment Managers, Inc., Senior Vice President of Trust Company of the West, and an Investment Officer with the State of Tennessee. Mr. McAdams has served as a Board member of the California Public Employees Retirement System (“CALPERS”) in the past. Mr. McAdam had also been the founder, Chairman and CEO of Anworth Mortgage Asset Corp., a NYSE listed company (“ANH”) that managed a portfolio of mortgage securities for its mostly institutional shareholders. He is a Chartered Financial Analyst Charter Holder, and a Certified Employee Benefit Specialist. Mr. McAdams holds a B.S. in Statistics from Stanford University and an M.B.A. from the University of Tennessee.

Hsin Tong, CFA, Vice President, Portfolio Manager
Ms. Tong is a portfolio manager of the Fund. Ms. Tong is a portfolio manager and analyst of the Adviser focusing on institutional separately managed accounts. Ms. Tong has been an employee of the Adviser since 2005. She earned a MS degree in Industrial and Systems Engineering from the University of Southern California. She earned a Bachelor of Science degree in Mechanical and Electronics Engineering from Shantou University in China, where she was a four-year member of the Dean’s List.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.
Fund Expenses
The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive all or a portion of its management fee and pay Fund expenses (excluding AFFE, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and any other class-specific expenses) in order to limit total annual Fund operating expenses to 0.39% of average daily net assets for the Fund through at least March 29, 2024. The term of the Fund’s operating expense limitation agreement is indefinite, and it can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.
FUND’S SHARE PRICE
Shares of the Fund are sold based on the NAV per share and before imposition of a commission, if any, on Advisor Class shares. The Fund normally calculate its NAV per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m., Eastern time) on each day the NYSE is open for trading. Shares of the Fund will not be priced and are not available for purchase when the NYSE and/or Federal Reserve are closed, including the following days: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day. The Fund calculates its NAV based on the market prices or official closing price of the securities (other than money market instruments) that it holds. Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Mortgage- and asset-backed securities are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Investment is open-end mutual funds valued at their net asset value per share.
NAV per share is determined by dividing the Fund’s NAV by its shares outstanding. Securities for which current market values are not readily available are valued at fair value, as determined under procedures adopted by the Adviser and approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.
Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Once received in good order, the Fund will process purchase and redemption orders at the NAV per share next determined. Good order means that your purchase request includes (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your account application, and (4) a check payable to the Fund.

PURCHASING SHARES
How to Purchase Shares from the Fund
Read this Prospectus carefully. Determine how much you want to invest, keeping in mind the following minimums:

New accounts
IRAs and qualified retirement plans	$100
Automatic Investment Plan	$50
All other accounts	$1,000

Existing accounts
Dividend reinvestment	No Minimum
All accounts	$50
The Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of the Transfer Agent, broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor; and
•qualified broker-dealers who have entered into an agreement with the Fund’s distributor.
Complete the account application carefully following the instructions. For additional investments, please use the stub from an account statement or prepare a brief letter stating the registration of your account, the name of the Fund and your account number. If you have any questions, please call 1-800-251-1970.
More About Advisor Class Shares
Advisor Class shares of the Fund may be purchased as described in this Prospectus. If you purchase Advisor Class shares through a specific financial intermediary, certain financial intermediaries may charge brokerage commissions on your purchases and sales of Advisor Class shares. An investor transacting in Advisor Class shares in specific financial intermediary programs may be required to pay a commission and/or other forms of compensation to the broker.
The Fund does not subject purchases of Advisor Class shares to a front-end sales charge.

Investing directly by mail or by overnight delivery. If you do not have a broker or your broker is not familiar with the Fund, you may invest directly by mail. You may obtain an account application by contacting the call center at 1-800-251-1970. Simply mail the account application with a check (made payable to the Fund) to the Fund’s transfer agent, U.S. Bank Global Fund Services (the “Transfer Agent”), at the address below.
All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. We are unable to accept post-dated checks or any conditional order or payment.
If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-251-1970, if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.
Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
If you wish to invest by mail, simply complete the account application and mail it with a check (made payable to “PIA Short-Term Securities Fund”) to:

Regular Mail	Overnight Delivery
PIA Short-Term Securities Fund	PIA Short-Term Securities Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’s post office box, of purchase orders or redemption requests does not constitute receipt by the

Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.
Investing by wire. If you are making your first investment in the Fund, the Transfer Agent must have a completed account application before you can send in your wire purchase. You can mail or deliver overnight your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. Once your account is established, you may instruct your bank to send the wire payment. Your bank must include both the name of the Fund you are purchasing and your name and account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
FFC: PIA Funds [PIA Short-Term Securities Fund]
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before the wire purchase, please contact the Transfer Agent at 1-800-251-1970 to advise it of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your investment. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, please call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.
Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Telephone Purchase
Investors may purchase additional shares of the Fund by calling 1-800-251-1970. If you have accepted telephone options on your account application, and your account has been open for at least seven business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have submitted a voided check to have banking information established on your account prior to making a purchase. The telephone purchase must be in the amount of $50 or more. There is a maximum purchase amount of $50,000 for the Fund per day through the ACH network. Your shares will be purchased at the NAV per share calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern time. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Subsequent Investments
You may purchase additional shares of the Fund through your investment broker or dealer. You can also send a check, with the stub from an account statement, to the Fund at the address noted above under “How to Purchase Shares from the Fund.” Please also write your account number on the check. If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check. If you want to send additional money for investment by wire, it is important for you to call the Fund at 1-800-251-1970.
Purchasing Shares from Broker-Dealers, Financial Institutions and Others
Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.
The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:
1.Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement;
2.Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund;
3.Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers; and/or
4.Be authorized to accept purchase and redemption orders on behalf of the Fund (and designate other Servicing Agents to accept purchase and redemption orders on the Fund’s behalf). This means that the Fund will process the order at the NAV per share which is determined following the Servicing Agent’s (or its designee’s) acceptance of the customer’s order. A Fund will be deemed to have received an order when a Servicing Agent or, if applicable, a Servicing Agent’s authorized designee, receives the order.
If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents, you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of documents; if your shares are held through a financial intermediary, please contact them directly. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Automatic Investment Plan
The Fund offers an automatic investment plan (“AIP”) allowing shareholders to make purchases on a regular and convenient basis.
•Automatic purchases of Fund shares can be made for as little as $50 per purchase.
•You may elect to have your automatic purchase made on any day of the month or quarter. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.
•The Fund does not currently charge a fee for an AIP, however, the Fund may charge a $25 fee if the automatic investment cannot be made for any reason.
•If you redeem an account with an AIP to a zero balance, the AIP will be discontinued.
•In order to participate in the AIP your bank must be a member of the ACH network.
•Any change or termination of the AIP should be provided to the Transfer Agent at least five calendar days prior to the next automatic investment date.
Other Information about Purchasing Shares of the Fund
Please note that your account application will be returned if any information is missing. The Fund may reject any account application for any reason. Shares of the Fund are generally available in all states. The Fund will send investors a written confirmation for all purchases of shares. The Fund offers the following retirement plans:

•Traditional IRA	•SEP IRA
•Roth IRA	•SIMPLE IRA
Investors can obtain further information about the IRAs by calling the Fund at 1-800-251-1970. The Fund recommends that investors consult with a financial and tax adviser regarding the IRAs before investing in the Fund.
REDEEMING SHARES
How to Redeem (Sell) Shares
You or your Servicing Agent have the right to redeem all or any portion of your shares of the Fund at its NAV per share on each day the NYSE is open for trading. As discussed below, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Fund typically expects that they will take one to three days following the receipt of your redemption request in good order, to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Fund.
If you purchased shares by check or electronic funds transfer through the ACH network before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment.
The Fund typically expects that the Fund will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.
The Fund reserves the right to redeem in-kind as described under “Redemption ‘In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind are typically only used in unusual market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during unusual market conditions.
Redemptions through Servicing Agents
If you own your shares through a Servicing Agent, you will have to contact your Servicing Agent to redeem your shares. The NAV per share for a redemption is that next calculated after receipt of the order from the Servicing Agent. The Servicing Agent is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, and the Fund may cancel the order if these documents are not received promptly. Your Servicing Agent may charge you a fee for handling your redemption transaction.
Redemptions for Direct Accounts
If you own your shares directly in your name through the Transfer Agent, you may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed.
The letter should be signed exactly as the shares are registered by all of the shareholders whose names appear on the account registration and sent to:

Regular Mail	Overnight Delivery
PIA Short-Term Securities Fund	PIA Short-Term Securities Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
Signature Guarantees – Financial Transactions
A signature guarantee of each owner, from either a Medallion program member or non-Medallion program member, is required to redeem shares in the following situations:
•When ownership is being changed on your account;

•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $50,000 from any shareholder account.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
Send the letter of instruction to:
PIA Short-Term Securities Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
How to Redeem (Sell) Shares by Telephone
Redemptions by telephone. If you have accepted Telephone Options on the account application and your Fund shares are held directly in your name, you may redeem shares up to $50,000 directly on any business day the NYSE is open by calling the Transfer Agent at 1-800-251-1970 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated. Redemption proceeds may also be sent to your designated bank account via electronic funds transfer through the ACH network. To utilize the ACH network, you must have bank information on your account. There is no charge for this service. Proceeds are normally credited within three business days. The minimum amount that may be wired is $1,000. Wire charges will be deducted from redemption proceeds for complete redemptions. In the case of a partial redemption, the $15 fee will be deducted from the remaining account balance.
By using telephone redemption privileges, you authorize the Fund and the Transfer Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the account application. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Transfer Agent will be liable for any loss, liability, or cost that results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.
You may request telephone redemption privileges after your account is opened; however, the authorization form may require a separate signature guarantee, signature validation or other acceptable form of signature authentication from a financial institution. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”). If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check on any day of the month you designate on the account application. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day. You may alternatively choose to receive a check each calendar quarter or annually. The Fund can also send payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. Your Fund account must have a value of at least $10,000 in order to participate in the SWP. The SWP may be terminated at any time by the Fund. You may also elect to change or terminate your participation in the SWP at any time by contacting the Transfer Agent at least five days prior to the effective date of the next withdrawal by calling 1-800-251-1970 or writing to:
PIA Short-Term Securities Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.
Other Redemption Considerations
When redeeming shares of the Fund, shareholders should consider the following:
1.The redemption may result in a taxable gain;
2.Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding; and
3.If your account balance falls below $500 because you redeem shares, you may be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.
Redemption “In-Kind”
The Fund may pay redemption requests “in-kind.” It is not expected that the Fund would do so except during unusual market conditions. This means that the Fund will pay redemption requests entirely or partially with securities rather than with cash. Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of a Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. Distributions, whether in cash or in-kind, are generally subject to federal and state income taxes.
Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Fund maintains a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1-800-251-1970 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Tools to Combat Frequent Transactions
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of the Fund’s shares by Fund shareholders. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. The Fund takes steps to reduce the frequency and effect of these activities. These steps include monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that is consistent with shareholder interests.
Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because it does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, Quasar Distributors, LLC, the Fund’s distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
Fair Value Pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV per share and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV per share is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV per share. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
Service Fees – Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Shareholder Servicing Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.
The Adviser, out if its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
DIVIDENDS AND DISTRIBUTIONS
The Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. The Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year. You have the following distribution options:
•Automatic Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.
•All Cash Option – Both dividend and capital gains distributions will be paid in cash.
•Select Reinvestment or Cash Option for either dividend and/or capital gains distributions.
You may make this election on the account application. You may change your election by writing to the Transfer Agent or by calling 1-800-251-1970 five days prior to the record date. Your distributions will be taxed in the same manner whether you reinvest them in additional Fund shares or receive your dividends and capital gain distributions in cash.
If you elect to receive dividends and capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.
TAX CONSEQUENCES
The Fund has elected to be treated and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.
The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.
Generally, you will be taxed on the Fund’s distributions regardless of whether you reinvest them or receive them in cash. Dividends are taxable to you as ordinary income or capital gains, depending on the source of such income to the Fund and the holding period of the Fund for its securities. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. An additional federal tax of 3.8% applies to net investment income (which generally will include dividends and capital gains from an investment in a Fund) to non-corporate shareholders with adjusted gross incomes in excess of $200,000 for single filers and $250,000 for married joint filers. Although distributions generally are taxable when received, certain distributions declared in October, November or December to shareholders of record on a specified date in such a month but paid in the following January are taxable as if received the prior December.
Sale of your Fund shares is a taxable event for you. You will recognize gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. You are responsible for any tax liabilities generated by your transaction and your investment in the Fund. The Code limits the deductibility of capital losses in certain circumstances.

The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local income tax. If you purchase Fund shares shortly before a distribution, such distribution will be taxable to you even though the Fund may have earned such income prior to your purchase and, economically, the distribution may be considered a return of capital to you. In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined. Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Investors should consult their own tax advisers regarding the consequences to them of an investment in the Fund.
By law, the Fund must withhold as backup withholding from your taxable distributions and redemption proceeds an amount as backup withholding determined at a rate as set forth in Section 3406 of the Code, if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.
INDEX DESCRIPTIONS
Please note that you cannot invest directly in an index.
ICE BofA 1-Year U.S. Treasury Note Index is an unmanaged index, which is comprised of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statement, is included in the annual report, which is available upon request.

	Year Ended November 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.05	$10.12	$10.07	$9.97	$10.00

Income From Investment Operations:
Net investment income	0.12	0.06	0.13	0.20	0.15
Net realized and unrealized gain/(loss) on investments	(0.27)	(0.05)	0.06	0.10	(0.03)
Total from investment operations	(0.15)	0.01	0.19	0.30	0.12

Less Distributions:
Distributions from net investment income	(0.12)	(0.08)	(0.14)	(0.20)	(0.15)
Total distributions	(0.12)	(0.08)	(0.14)	(0.20)	(0.15)

Net asset value, end of year	$9.78	$10.05	$10.12	$10.07	$9.97

Total Return	-1.49%	0.11%	1.95%	3.04%	1.23%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$130,493	$141,947	$200,329	$163,481	$165,329
Ratio of expenses to average net assets:
Net of fee waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Before fee waivers	0.43%	0.43%	0.42%	0.45%	0.42%
Ratio of net investment income to average net assets:
Net of fee waivers	1.20%	0.66%	1.23%	2.00%	1.53%
Before fee waivers	1.16%	0.62%	1.20%	1.94%	1.50%
Portfolio turnover rate	25%	44%	58%	48%	28%

Investment Adviser
Pacific Income Advisers, Inc.
2321 Rosecrans Avenue, Suite 1260
El Segundo, California 90245
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102
Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

PN-1

PIA Short-Term Securities Fund
FOR MORE INFORMATION
To learn more about the Fund you may want to read the Fund’s Statement of Additional Information (“SAI”) which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.
Additional information about the Fund’s investments is available, without charge, upon request, in the Fund’s annual and semi-annual reports to shareholders (collectively, the “Shareholder Reports”). In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.
The SAI and the Shareholder Reports are all available to shareholders and prospective investors without charge on the Fund’s website at www.pacificincome.com/mutual-funds.
Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:
PIA Short-Term Securities Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53202
1-800-251-1970
Reports and other information about the Fund is also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
(Investment Company Act file number is 811-07959.)

PIA Short-Term Securities Fund
Advisor Class (PIASX)
PROSPECTUS
March 31, 2023, as supplemented April 11, 2023